November 2023 Investor Presentation Deck

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward- looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, and Organic Revenue, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow, and Free Cash Flow Conversion, in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion, to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook,” reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2024. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2024 and 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

COMPANY HISTORY

OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO

1914
Booz Allen founded in 1914 by Edwin Booz in Chicago

1940
Hired to help U.S. Navy prepare for WWII

2008
Spun off commercial consulting business; Carlyle became majority shareholder

2010
Initial Public Offering

Acquired Defense Systems Engineering & Support

2013
Launched Vision 2020 Strategy—transforming the company from a consulting firm to a leading solutions provider

2016
Carlyle completed ownership exit

2017
Acquired Aquilent, Inc., a digital services business

2021
Acquired Liberty IT Solutions

Awarded $1.1B BID contract by the VA

Acquired Tracepoint Holdings

Launched VoLT– new firmwide growth strategy

2022
Acquired EverWatch Corporation

Divested MENA management consulting business and Managed Threat Services (MTS) business

Awarded $1.5B eMAPS2 contract—single largest TO in Company's history

2023
Awarded $1.9B Thunderdome contract

With over 100 years of industry leadership, Booz Allen is one of the most respected names in government contracting

3

WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 100+ YEAR HISTORY AS AN INDUSTRY LEADER 4 History of Driving Industry Leading Organic Growth Strategic Organic Revenue Growth and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage and our investment grade rating provide flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 100+ year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

LEADING FROM THE TOP

OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD



Horacio D. Rozanski
President and Chief Executive Officer



Matthew Calderone
Chief Financial Officer



Kristine Martin Anderson
Chief Operating Officer



Richard Crowe
President Civil Sector



Judi Dotson
President Global Defense Sector



Nancy Laben
Chief Legal Officer



Susan L. Penfield
Chief Technology Officer



Thomas Pfeifer
President National Security Sector



Elizabeth M. Thompson
Chief People Officer


33,100 employees[1]
~1,100 LOCATIONS IN 20+ COUNTRIES

DIVERSITY MEASURES[2]

36% of global workforce identified as female, including **37%** of senior management

34% of U.S. workforce identified as people of color, including **20%** of senior management

31% of new employee hires globally identified as female and **40%** of new employee hires in the U.S. identified as people of color

32% of employee departures globally identified as female and **36%** of employee departures in the U.S. identified as people of color

CREDENTIALS[2]

28% are Veterans

65% hold security clearances

87% hold bachelor's degrees

40% hold master's degrees

3% hold doctoral degrees

(1) As reported in Booz Allen's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. Numbers are rounded.
(2) As reported in Booz Allen's Annual Report on Form 10-K for the fiscal year ended March 31, 2023. Numbers are rounded, and percentages are based on voluntary self-reporting.

5

VoLT: OUR GROWTH STRATEGY WE WILL OPERATE WITH INCREASED SPEED, AGILITY AND SCALE IN A RAPIDLY CHANGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT 6 BUILDING BLOCKS OF VoLT ACHIEVED BY • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper- growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

7 Justin Neroda (CTO) Scott Jachimski (GDS) PLATFORM & INFRASTRUCTURE Raynor Dahlquist (NSS) Jandria Alexander (GDS) Santiago Milan (CS) Cameron Mayer (GDS) Dan Tucker (CS) Dave Gagliano (GDC) Brian Zimmerman (GDS) Adam Weiner (GDS) Osama Malik (CS) Brian MacCarthy (CTO) ARTIFICIAL INTELLIGENCE CYBER DATA SCIENCE & DATA ENGINEERING EXPERIENCE & IMMERSIVE PLATFORM & INFRASTRUCTURE SOFTWARE ENGINEERING SYSTEMS & DIGITAL ENGINEERING TECH STRATEGY & PRODUCT MANAGEMENT TECHNICAL EXPERIENCE GROUPS (TXGs) A MULTI-YEAR JOURNEY TO BUILD RICH, SELF-SUSTAINING TECHNICAL TALENT COMMUNITIES ACROSS BOOZ ALLEN (1) For more information on our technical communities, please refer to our Form 10-K for the fiscal year ended March 31, 2023. TXGs are designed to build technical affiliation and skills, generate opportunities for career growth, and advance our technical capabilities and solutions around eight functional areas that are important to the Company’s growth.

BROAD CUSTOMER BASE WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS 8 + Commercial: Financial Services, Health and Life Sciences, Energy, and Technology + International GLOBAL COMMERCIAL, 3% + U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTELLIGENCE, 18% + Aerospace: Air Force, Space Force, NASA + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE, 45% CIVIL, 34% + Homeland Security + Health & Human Services + Justice + Treasury + Veterans Affairs (1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2023. Broad Customer Base(1)

STRONG FINANCIAL RETURNS

WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE

Delivering Industry-Leading Organic Growth
($ in billions)


8.5% CAGR
$6.0
$9.1
FY18
FY23
Organic Revenue Growth(1)(2)

Sustained Adjusted EBITDA & Margin Expansion
($ in millions)


11.7% CAGR ($)
+150 bps (%)
9.5%
$584
11.0%
$1,014
FY18
FY23
Adjusted EBITDA(3)(4)
Adjusted EBITDA Margin(3)(4)

Strong Cash Flow Generation
($ in millions)


$499.6
103%
$551.4
94%
$718.7
117%
$736.5
116%
$602.8
87%
FY19
FY20
FY21
FY22
FY23
Operating Cash Flow(3)(4)
Free Cash Flow Conversion(3)(4)

Significant Capital Deployment
($ in millions)[3]


$364
250.0
114.2
$333
186.6
146.6
$571
72.2
318.1
181.1
$1,494
865.5
419.3
209.1
$905
445.3
224.0
235.7
FY19
FY20
FY21
FY22
FY23
Quarterly Dividends
Share Repurchases
M&A

(1) Organic revenue of $6.0 billion as of March 31, 2018 is calculated as $6.2 billion of consolidated revenue less revenue from acquisitions of approximately $140 million.
(2) Organic revenue of $9.1 billion as of March 31, 2023 is calculated as $9.3 billion of consolidated revenue less revenue from acquisitions of approximately $185 million.
(3) As reported in our Forms 10-K for fiscal years ended March 31, 2019, 2020, 2021, 2022 and 2023; totals may not sum due to rounding.
(4) A reconciliation of non-GAAP financial measures can be found in the Appendix.

9

CAPITAL DEPLOYMENT: FY23 IN REVIEW

OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG-TERM SHAREHOLDER VALUE

In FY23, we deployed ~$905M through a mix of quarterly dividends, strategic M&A, and share repurchases

Quarterly Dividends

- ~$236M in quarterly dividends
- 10th consecutive fiscal year of a double-digit increase in our quarterly dividend
- ~39% historical dividend payout ratio(1)

Sustained strong annual dividend growth since 2013

Strategic Transactions

- Acquisition of EverWatch for ~$440M
- Strategic investments in leading-edge technical solutions, like Hidden Level and Reveal Technologies, to accelerate mission delivery

Strategic investments to fuel growth

Share Repurchases

- ~$224M in share repurchases
- Opportunistically look for periods where shares trade below market value; balance with other capital needs

Opportunistic share buybacks, based on changing economic conditions and market performance

Capital Expenditures

- Focused investments in IP/IC to help deliver differentiated mission solutions
- Ongoing investments that support the shifting needs of the business, including modernizing secured facilities and supporting a hybrid work model

Driving growth through strategic investments in our infrastructure

We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value

(1) As measured over a five-year period.

10

11 OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of March 31, 2023. Core peers include: CACI, LDOS, and SAIC. 160% 68% 67% Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index 8% 42% 160% 1% 32% 66% Booz Allen Core Peers 1-Year 3-Year 5-Year

12 STRONG BACKLOG AND CONTRACT-LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES Historical Backlog(1)(2) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2019, 2020, 2021, 2022 and 2023. (2) Backlog presented as of March 31, 2023; includes backlog acquired from acquisitions made during fiscal 2023, which was approximately $282 million as of March 31, 2023. Historical Book-to-Bill LTM Book-to-Bill Ratios 1.49 1.19 1.42 1.36 1.18 FY19 FY20 FY21 FY22 FY23 19,321 20,729 24,032 29,247 31,202 3,436 3,415 3,510 3,710 4,619 3,687 4,518 6,086 9,925 9,519 12,198 12,796 14,436 15,612 17,064 Funded Unfunded Priced Options FY19 FY20 FY21 FY22 FY23

13 FY24 PIPELINE AND DEMAND DYNAMICS (1) Qualified pipeline and backlog as of September 30, 2023. (2) Includes awards that were under protest as of September 30, 2023. (3) Rates disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023. Consideration Conversion Diverse portfolio with limited concentration riskü Strong demand environment aligned to innovation agendaü ~66% win rate on new work ~88% on recompetes(3)ü Backlog of $35B+ ~18% of which is funded(1)ü Ample demand and strong growth prospects support momentum across the business. QUALIFIED PIPELINE OF $26B+(1)(2) PROPOSALS IN PROCESS OF $1B+ SUBMITTED PROPOSALS OF $9.7B+(2)

14 (1) Unless otherwise specified, data points noted on this slide are as of March 31, 2023. (2) As reported in the Company’s annual proxy statement filed with the SEC on June 15, 2023. 2023 ESG HIGHLIGHTS AT A GLANCE ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACTS SUPPORT LONG-TERM RESILIENCE(1)

SECOND QUARTER FISCAL 2024 FINANCIAL RESULTS & FISCAL 2024 Outlook

16 KEY FINANCIAL RESULTS SECOND QUARTER FISCAL YEAR 2024 RESULTS (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found in the Appendix. Net Income attributable to common stockholders was $170.7 million and $332.1 million for the three and six months ended September 30, 2023, respectively. Net income margin attributable to common stockholders was 6.4% and 6.2% for the three and six months ended September 30, 2023, respectively. SECOND QUARTER (1) FIRST HALF (1) Revenue $2.7 billion +16.0% $5.3 billion +17.0% Revenue, Excluding Billable Expenses $1.8 billion +14.1% $3.7 billion +15.5% Net Income $171 million —% $332 million +7.5% Adjusted EBITDA(2) $291 million +1.6% $598 million +11.0% Adjusted EBITDA Margin on Revenue(2) 10.9% (12.1)% 11.2% (5.1)% Adjusted Net Income $169 million (4.9)% $362 million +10.2% Diluted EPS $1.29 +0.8% $2.51 +8.7% Adjusted Diluted EPS $1.29 (3.7)% $2.76 +11.7% Net Cash Used in Operating Activities $(47) million (117.4)% $(119) million (152.4)%

17 FINANCIAL OUTLOOK FULL YEAR FISCAL 2024 GUIDANCE(1) OPERATING PERFORMANCE Updated Fiscal Year 2024 Guidance Original Fiscal Year 2024 Guidance Revenue Growth 11.0% – 14.0% 7.0% – 11.0% Adjusted EBITDA $1,115 – $1,145 million $1,075 – $1,105 million Adjusted EBITDA Margin on Revenue High 10% to 11% High 10% to 11% Adjusted Diluted EPS $4.95 – $5.10 $4.80 – $4.95 Updated Net Cash Provided by Operating Activities(2) $160 – $260 million $160 – $260 million (1) Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Disclaimer." (2) Reflects estimated net impact of settlement with the Department of Justice. KEY ASSUMPTIONS Updated Fiscal Year 2024 Assumptions Original Fiscal Year 2024 Assumptions Inorganic Revenue Contributions ~1.0% ~1.0% Effective Tax Rate 23% – 25% 23% – 25% Average Diluted Shares Outstanding 129 – 131 million 129 – 131 million Interest Expense $170 – $180 million $137 – $147 million Depreciation and Amortization ~$165 million ~$165 million Cash Taxes Related to Section 174 ~$100 million ~$100 million Capital Expenditures $75 – $95 million $85 – $105 million

FY2023 − FY2025 INVESTMENT THESIS

INVESTMENT THESIS EXCEPTIONAL SHAREHOLDER VALUE CREATION FY2023–FY2025 GOALS Competitive Edge at the Mission- Innovation Intersection ADJUSTED EBITDA GROWTH TO $1.2–1.3B Disciplined Capital Deployment $2.0–3.5B Organic Revenue 5–8% Strategic Acquisitions & Investments Strong Mid 10% Adjusted EBITDA Margin + +

APPENDIX

21 NON-GAAP FINANCIAL INFORMATION • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. • “Adjusted Operating Income” represents operating income before the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, significant acquisition amortization, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non- recurring nature or because they result from an event of a similar nature. • “Adjusted EBITDA” represents net income (loss) attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including the change in provision for claimed indirect costs, acquisition and divestiture costs, financing transaction costs, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income attributable to common stockholders before: (i) the change in provision for claimed indirect costs, (ii)acquisition and divestiture costs, (iii) financing transaction costs, (iv) significant acquisition amortization, (v) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2023, (vi) gains associated with divestitures or deconsolidation, and (vii) amortization and write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2023. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • "Organic Revenue" and "Organic Revenue Growth" represents growth in consolidated revenue adjusted for revenue from acquisitions and divestitures.

NON-GAAP FINANCIAL INFORMATION (Unaudited)

(In thousands, except share and per share data)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Six Months Ended September 30, 2023	Six Months Ended September 30, 2022
Revenue, Excluding Billable Expenses				
Revenue	$ 2,666,282	$ 2,298,976	$ 5,320,768	$ 4,548,576
Less: Billable expenses	824,788	684,941	1,637,092	1,359,207
Revenue, Excluding Billable Expenses*	$ 1,841,494	$ 1,614,035	$ 3,683,676	$ 3,189,369
Adjusted Operating Income				
Operating Income	$ 266,989	$ 223,921	$ 501,407	$ 431,116
Change in provision for claimed indirect costs (a)	(18,345)	—	(18,345)	—
Acquisition and divestiture costs (b)	260	15,932	3,528	21,025
Financing transaction costs (c)	820	6,888	820	6,888
Significant acquisition amortization (d)	13,596	11,087	26,704	22,174
Legal matter reserve (e)	—	—	27,453	—
Adjusted Operating Income	$ 263,320	$ 257,828	$ 541,567	$ 481,203
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income attributable to common stockholders	$ 170,718	$ 170,932	$ 332,106	$ 309,216
Income tax expense	55,071	51,258	94,551	92,747
Interest and other, net (f)	41,200	1,882	74,750	29,495
Depreciation and amortization	40,907	39,052	82,754	79,154
EBITDA	307,896	263,124	584,161	510,612
Change in provision for claimed indirect costs (a)	(18,345)	—	(18,345)	—
Acquisition and divestiture costs (b)	260	15,932	3,528	21,025
Financing transaction costs (c)	820	6,888	820	6,888
Legal matter reserve (e)	—	—	27,453	—
Adjusted EBITDA	$ 290,631	$ 285,944	$ 597,617	$ 538,525
Net income margin attributable to common stockholders	6.4 %	7.4 %	6.2 %	6.8 %
Adjusted EBITDA Margin on Revenue	10.9 %	12.4 %	11.2 %	11.8 %
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	15.8 %	17.7 %	16.2 %	16.9 %

* Revenue, Excluding Billable Expenses includes $18.3 million of revenue resulting from the reduction to our provision for claimed indirect costs.

22

23 NON-GAAP FINANCIAL INFORMATION (Unaudited) Three Months Ended September 30, Six Months Ended September 30, Adjusted Net Income Net income attributable to common stockholders $ 170,718 $ 170,932 $ 332,106 $ 309,216 Change in provision for claimed indirect costs (a) (18,345) — (18,345) — Acquisition and divestiture costs (b) 260 15,932 3,528 21,025 Financing transaction costs (c) 820 6,888 820 6,888 Significant acquisition amortization (d) 13,596 11,087 26,704 22,174 Legal matter reserve (e) — — 27,453 — Gains associated with divestitures or deconsolidation (g) — (31,160) — (31,160) Amortization or write-off of debt issuance costs and debt discount 1,106 4,177 1,888 5,000 Adjustments for tax effect (h) 988 (77) (11,954) (4,498) Adjusted Net Income $ 169,143 $ 177,779 $ 362,200 $ 328,645 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding $ 131,133,145 $ 132,729,245 $ 131,337,913 $ 132,869,141 Diluted earnings per share $ 1.29 $ 1.28 $ 2.51 $ 2.31 Adjusted Net Income Per Diluted Share (i) $ 1.29 $ 1.34 $ 2.76 $ 2.47 Free Cash Flow Net cash provided by (used in) operating activities (47,385) 272,726 (118,917) 227,092 Less: Purchases of property, equipment and software (16,948) (16,000) (27,436) (29,734) Free Cash Flow $ (64,333) $ 256,726 $ (146,353) $ 197,358 Operating cash flow conversion (28) % 160% (36) % 73 % Free cash flow conversion (38) % 144% (40) % 60% 23

24 NON-GAAP FINANCIAL INFORMATION (Unaudited) (a) Represents the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audit of our claimed indirect costs for fiscal 2022. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information. (b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC (“Liberty”) and Tracepoint Holdings, LLC (“Tracepoint”) in fiscal 2022, and the acquisition of EverWatch Corp. (“EverWatch”) and the divestitures of our management consulting business serving the Middle East and North Africa (“MENA”) and our Managed Threat Services business (“MTS”) in fiscal 2023. See Note 5, “Acquisition, Goodwill and Intangible Assets,” to the condensed consolidated financial statements for further information. (c) Reflects expenses associated with debt financing activities incurred during the second quarters of fiscal 2024 and 2023. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the second quarter of fiscal 2022 and EverWatch in the third quarter of fiscal 2023. (e) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements for further information. (f) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (g) Represents the gain recognized on the MENA divestiture. (h) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the indirect effects of uncertainty around the application of Section 174 of the Tax Cuts and Jobs Act of 2017. (i) Excludes adjustments of approximately $1.4 million and $2.7 million of net earnings for the three and six months ended September 30, 2023, respectively, and approximately $1.4 million and $2.3 million of net earnings for the three and six months ended September 30, 2022, respectively, associated with the application of the two-class method for computing diluted earnings per share. 24

25 FINANCIAL RESULTS – KEY DRIVERS Second Quarter Fiscal 2024 – Below is a summary of the key factors driving results for the fiscal 2024 second quarter ended September 30, 2023 as compared to the prior year period: • Revenue increased 16.0% to $2.7 billion and Revenue, Excluding Billable Expenses increased 14.1% to $1.8 billion. Revenue growth was primarily driven by strong demand for our services and solutions as well as continued headcount growth. The increase in revenue also includes approximately $34.0 million of contributions related to the Company's acquisition of EverWatch in the third quarter of fiscal 2023 as well as an increase of $18.3 million representing the reduction to our provision for claimed indirect costs recorded during the second quarter of fiscal 2024. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements for further information. • Operating income increased 19.2% to $267.0 million and Adjusted Operating Income increased 2.1% to $263.3 million. The increase was primarily driven by the same drivers benefiting revenue growth as well as strong contract-level performance coupled with ongoing cost management efforts, but also reflects higher billable expenses. The increase in Adjusted Operating Income was driven by the same factors impacting operating income. • Net income remained flat at $170.7 million and net income attributable to common stockholders decreased 0.1% to $170.7 million. Adjusted Net Income decreased 4.9% to $169.1 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income, as well as a $31.2 million pre-tax gain from the sale of the Company's MENA business in the second quarter of fiscal 2023, not present in the current year. Net income and Adjusted Net Income were also affected by higher interest expense and higher income tax expense. • EBITDA increased 17.0% to $307.9 million and Adjusted EBITDA increased 1.6% to $290.6 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS increased to $1.29 from $1.28 and Adjusted Diluted EPS decreased to $1.29 from $1.34. The changes were primarily driven by the same factors as net income and Adjusted Net Income, respectively, partially offset by a lower share count in the second quarter of fiscal 2024. • Net cash used in operating activities was $47.4 million for the quarter ended September 30, 2023, as compared to net cash provided by operating activities of $272.7 million in the prior year. Free Cash Flow was $(64.3) million for the quarter ended September 30, 2023, as compared to $256.7 million in the prior year. Operating cash was aided by strong collection performance and overall revenue growth but was impacted by a $377.5 million outflow related to the Department of Justice settlement which was paid in July.

BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS 26 • Website: investors.boozallen.com • Contact Information: Investor Relations Nathan P. Rutledge Director & Head of Investor Relations 202-440-3943 Rutledge_Nathan@bah.com Media Relations Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com